Exhibit 10.8

RESTRICTED STOCK AGREEMENT
UNDER THE AKSTON BIOSCIENCES CORPORATION
2024 STOCK OPTION AND GRANT PLAN

Pursuant to the Akston Biosciences Corporation 2024 Stock Option and Grant Plan (the “Plan”), Akston Biosciences Corporation, a Delaware corporation (together with any successor, the “Company”), hereby grants, sells and issues to the individual named below, the Shares at the Per Share Purchase Price, subject to the terms and conditions set forth in this Restricted Stock Award Notice (the “Award Notice”), the attached Restricted Stock Agreement (the “Agreement”) and the Plan. The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company’s agreement to issue and sell the Shares to him or her. The Company hereby acknowledges receipt of $[_______] in full payment for the Shares. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the date hereof.

Name of Grantee:		(the “Grantee”)

No. of Shares:		Shares of Common Stock (the “Shares”)

Grant Date:

Date of Purchase of Shares:

Vesting Commencement Date:		(the “Vesting Commencement Date”)

Per Share Purchase Price:	$	(the “Per Share Purchase Price”)

Vesting Schedule:	[25 percent of the Shares shall vest on the [first] anniversary of the Vesting Commencement Date; provided that the Grantee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Shares shall vest in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Grantee continues to have a Service Relationship with the Company at such time. Notwithstanding anything in the Agreement to the contrary in the case of a Sale Event, the Shares of Restricted Stock shall be treated as provided in Section 3(c) of the Plan; provided, however, Notwithstanding anything herein to the contrary, in the event that the Shares of Restricted Stock are assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event and thereafter remain in effect following such Sale Event, then [50% of] the then-unvested Shares shall be deemed vested in full upon the date on which the Grantee’s Service Relationship with the Company and its Subsidiaries or successor entity terminates if (A) such termination occurs in connection with and effective as of the date of, or within 12 months following the date of, such Sale Event and (B) such termination is either by the Company without Cause or by the Grantee for Good Reason.]

Attachments:	Restricted Stock Agreement, Akston Biosciences Corporation 2024 Stock Option and Grant Plan

RESTRICTED STOCK AGREEMENT
UNDER THE AKSTON BIOSCIENCES CORPORATION
2024 STOCK OPTION AND GRANT PLAN

All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Award Notice and the Plan.

1.              Purchase and Sale of Shares; Vesting; Investment Representations.

(a)            Purchase and Sale. The Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth in the Award Notice for the Per Share Purchase Price.

(b)            Vesting. Initially, all of the Shares are non-transferable and subject to a substantial risk of forfeiture and are Shares of Restricted Stock. The risk of forfeiture shall lapse with respect to the Shares on the respective dates indicated on the Vesting Schedule set forth in the Award Notice.

(c)             Investment Representations. In connection with the purchase and sale of the Shares contemplated by Section 1(a) above, the Grantee hereby represents and warrants to the Company as follows:

(i)            The Grantee is purchasing the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)           The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(iii)          The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)          The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(v)           The Grantee understands that the Shares are not registered under the Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.

(vi)          The Grantee has read and understands the Plan and acknowledges and agrees that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.

(vii)         The Grantee understands and agrees that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.

(viii)        The Grantee understands and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.

(ix)          The Grantee understands and agrees that the Grantee may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.

2.              Repurchase Right. Upon a Termination Event, the Company shall have the right to repurchase Shares of Restricted Stock that are unvested as of the date of such Termination Event as set forth in Section 9(c) of the Plan.

3.              Restrictions on Transfer of Shares. The Shares (whether or not vested) shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan.

4.              Incorporation of Plan. Notwithstanding anything herein to the contrary, this Restricted Stock Award shall be subject to and governed by all the terms and conditions of the Plan.

5.              Miscellaneous Provisions.

(a)            Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b)            Section 83(b) Election. The Grantee shall consult with the Grantee’s tax advisor to determine whether it would be appropriate for the Grantee to make an election under Section 83(b) of the Code with respect to this Award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of this Award. If the Grantee makes an election under Section 83(b) of the Code, the Grantee shall give prompt notice to the Company (and provide a copy of such election to the Company). A sample Section 83(b) election is attached to this Agreement as Exhibit A.

(c)            Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(d)            Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(e)            Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

(f)             Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g)            Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h)            Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i)             Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j)             Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(k)            Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

6.              Dispute Resolution.

(a)            Except as provided below, any dispute arising out of or relating to the Plan or the Shares, this Agreement, or the breach, termination or validity of the Plan, the Shares or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 - 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boston, Massachusetts.

(b)            The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.

(c)            The Company, the Grantee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 6 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

(d)            Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

7.              Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Restricted Stock Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned as of the date of purchase of Shares above written.

AKSTON BIOSCIENCES CORPORATION

By:
Name:
Title:

Address:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof and understands that the Shares granted hereby are subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Award Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 6 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 7 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name:

Address:

[SPOUSE’S CONSENT

I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

]

EXHIBIT A

Section 83(b) Election

The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Name:

Address:

Social Security No.:

Taxable Year: Calendar Year 2024

2.	The property which is the subject of this election is [number of unvested shares] shares of common stock of Akston Biosciences Corporation.

3.	The property was transferred to the undersigned on [date of purchase/transfer].

4.	The property is subject to the following restrictions:

The Shares will be subject to restrictions on transfer and risk of forfeiture upon termination of service relationship and in certain other events.

5.	The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $[current FMV] per share x [number of unvested shares] shares = $_______________.

6.	For the property transferred, the undersigned paid $[exercise price] per share x [number of unvested shares] shares = $_________________.

7.	The amount to include in gross income is $[amount reported in Item 5 minus the amount reported in Item 6].

The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property, at the IRS address listed for the taxpayer’s state under “and you ARE NOT ENCLOSING A PAYMENT . . .” in the instructions for Form 1040 (which information can also be found by clicking on your state at: https://www.irs.gov/filing/where-to-file-paper-tax-returns-with-or-without-a-payment). A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated:	, 2024
Taxpayer